EXCHANGE LISTED FUNDS TRUST

Akros Monthly Payout ETF (NYSE Arca Ticker: MPAY)

(the “Fund”)

Supplement dated June 7, 2024, to the Fund’s currently effective

Statement of Additional Information (“SAI”)

 This supplement provides new and additional information beyond that contained in the SAI for the Fund and should be read in conjunction with those documents.

Effective on June 14, 2024, the Fund’s administrator responsibilities will transition to Ultimus Fund Solutions, LLC and the Fund’s custodian and transfer agent responsibilities will transition to Brown Brothers Harriman & Co. As a result of the foregoing changes, the following revisions will be effective on June 14, 2024.

The second paragraph in the section of the Fund’s SAI titled “THE DISTRIBUTOR” is deleted in its entirety and replace with the following:

Under the Distribution Agreement, the Distributor, as agent for the Trust, will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units, review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust, and maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The paragraph in the section of the Fund’s SAI titled “THE ADMINISTRATOR” is deleted in its entirety and replace with the following:

Ultimus Fund Solutions, LLC (“Ultimus”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the administrator to the Fund. For services provided pursuant to an administration agreement with the Trust, Ultimus is entitled to a fee paid by the Adviser based on assets under management, subject to a minimum fee. For the fiscal period May 6, 2022 (commencement of operations) through November 30, 2022 and for the fiscal year ended November 30, 2023, the previous Administrator, The Bank of New York Mellon, received $23,766 and $82,328, respectively, in fees from the Fund.

The paragraph in the section of the Fund’s SAI titled “THE CUSTODIAN” is deleted in its entirety and replace with the following:

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the custodian of the Fund (the “Custodian”). The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

The paragraph in the section of the Fund’s SAI titled “THE TRANSFER AGENT” is deleted in its entirety and replace with the following:

BBH, located at 50 Post Office Square, Boston, Massachusetts 02110, serves as transfer agent and dividend disbursing agent of the Fund.

All references to BNY Mellon in the section of the Fund’s SAI titled “PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS” are replaced with BBH.

All references to BNY Mellon in the section of the Fund’s SAI titled “DETERMINATION OF NET ASSET VALUE” are replaced with Ultimus.